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                                                                    EXHIBIT 10.1

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                              APPLICA INCORPORATED
                             2000 STOCK OPTION PLAN

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         1.       PURPOSE. The purpose of this Plan is to advance the interests of APPLICA INCORPORATED, a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value $.10 per share.

                  (d)      "Director" shall mean a member of the Board.

                  (e) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

                  (f) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.



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                  (h) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (i) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (j) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (l) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (m) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (o)      "Share" shall mean a share of Common Stock.

                  (p) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to One Million (1,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4.       INCENTIVE AND NON-QUALIFIED OPTIONS.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of




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the Shares, with respect to which Options meeting the requirements of Section
422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

         5.       CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries. However, persons who are ineligible for registration of shares under a Form S-8 shall not be granted Options hereunder including, without limitation, consultants and advisors who participate in the offer and sale of the Company's securities in a capital-raising transaction or promote or maintain a market for the Company's securities. Any person who files with the Committee or the Board, in a form satisfactory to the Committee or the Board, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Each Director of the Company on June 1, 2000 and on each anniversary thereof during the term of the Plan shall receive a grant, as soon after such date as reasonably possible, of Non-Qualified Stock Options to purchase an amount equal to the excess of (i) 1,500 shares of Common Stock, less
(ii) the number of Options automatically granted to the Director on that date pursuant to the Company's other stock option plans, at a price not less than 100% of the Fair Market Value of the Common Stock on the date of the particular option grant.

                  (e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue
Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.




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                  (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7.       EXERCISE OF OPTIONS. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of Shares of Common Stock, (iii) bear interest at the prime rate, as shall be set from time to time by the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.




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                  (b)      Unless otherwise provided in any Option, each
outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

                           (i)      if there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction; or

                           (ii)     if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii)    if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9.       TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i)      three months after the date on which the
Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii)     immediately upon the termination of the
Optionee's employment for Cause;

                           (iii)    twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's employment by reason of death of the Optionee, or, if later,
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b)      To the extent not previously exercised,




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                           (i)      each Option shall terminate immediately in
the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and

                           (ii)     the Committee or the Board, in its sole
discretion, may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date.

                  The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

                  (c) Notwithstanding the provisions of this Section 9 or any other provision in this Plan, unless otherwise determined in the sole discretion of the Board or the Committee, if, at any time within (i) one year prior to termination of an Optionee's employment or (ii) one year after termination of an Optionee's employment (the "Default Period"), an Optionee is employed by, or renders advice or services to, any business or person which competes or could reasonably be likely to compete with the Company (as determined in the sole discretion of the Board or the Committee) (a "Competitor") or engages in any activity which is adverse, adverse or harmful to the interests of the Company, including, but not limited to, (A) conduct related to the Optionee's employment for which either criminal or civil penalties against the Optionee are sought, (B) violations of Company policies, including, without limitation, the Company's insider trading policy, (C) the Optionee's acceptance of employment with or serving as a consultant, advisor or in any other capacity to a Competitor or a company acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (D) disclosing or misusing any confidential information or material concerning the Company or (E) participating in a hostile takeover attempt, then (x) the unexercised portion of any Option granted pursuant hereto shall be terminated effective the date on which the Optionee enters into such activity, unless terminated sooner by operation of another term or condition of the Option or this Plan, (y) with respect to any shares of Common Stock acquired pursuant to the exercise of Options during the Default Period, the Optionee shall pay the Company an amount in immediately available funds equal to the difference between the closing price of the Common Stock on the date of the Optionee's termination of employment with the Company and the Exercise Price for such shares and (z) with respect to any shares of Common Stock acquired pursuant to the exercise of Options during the Default Period which have been sold, the Optionee shall pay the Company an amount in immediately available funds equal to the gain realized on such sale.

                  (d) The Company shall be entitled to offset against any and all amounts owing to an Optionee (including, but not limited to, compensation, fringe benefits or vacation pay) all amounts owed to the Company by an Optionee pursuant to the provisions of this Plan.

         10.      ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:



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                           (i)      appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii)     the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Committee or the Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11.      TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise





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transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12.      ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i)      a representation and warranty by the
Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii)     a representation, warranty and/or agreement
to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         13.      ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee or the Board, and the interpretation and construction of any provision of the Plan or any Option by the Committee or the Board, shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.




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         15.      INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue
Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is March 20, 2000, and the Plan shall terminate on March 19, 2010. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but are contingent upon such approval and adoption.

         18. REPRICING. Notwithstanding anything herein to the contrary, no Option granted pursuant to the Plan shall be repriced.



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